Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Supplement dated October 18, 2013 to the

Blackstone Alternative Multi-Manager Fund Prospectus

dated July 16, 2013, as revised July 31, 2013

Availability of Net Asset Value

Effective immediately, the following statement is added to the end of the section captioned “Shareholder Information—Determination of net asset value” of the Prospectus:

The Fund’s current net asset value per share is available on the Fund’s website at www.blackstone.com/blackstone-alternative-multi-manager-fund.